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                                                                      EXHIBIT 21
                                                                     Page 1 of 2

                            THE B.F.GOODRICH COMPANY


Parent And Subsidiaries Of Registrant
-------------------------------------

                                                                                        Percentage Of
                                                             Place Of                 Voting Securities
Consolidated Subsidiary Companies                          Incorporation                    Owned
---------------------------------                          -------------                    -----
The B.F.Goodrich Company (Registrant;
  there are no parents of the registrant)                   New York
BFGoodrich Aerospace Aircraft Evacuation
 Systems Private Limited                                    India                          100.00
BFGoodrich Aerospace Asia-Pacific, Limited                  Hong Kong                       51.00
BFGoodrich Aerospace Component
  Overhaul & Repair, Inc.                                   Delaware                       100.00
BFGoodrich Aerospace Pte. Ltd.                              Singapore                      100.00
BFGoodrich Avionics Systems, Inc.                           Delaware                       100.00
B.F.Goodrich Chemical Holding B.V.                          The Netherlands                100.00
  B.F.Goodrich Realty Europe N.V.                           Belgium                        100.00
  BFGoodrich TempRite Resin B.V.                            The Netherlands                100.00
  B.F.Goodrich Chemical (Belgie) N.V.                       Belgium                        100.00
    BFGoodrich Chemical Spain, S.A.                         Spain                             .01
    B.F.Goodrich Europe Coordination Center N.V.            Belgium                         62.50
  B.F.Goodrich Chemical Sales Company B.V.                  The Netherlands                100.00
    BFGoodrich Chemical Spain, S.A.                         Spain                           99.99
  B.F.Goodrich Europe Coordination Center N.V.              Belgium                         37.50
  BFGoodrich Holding S.A.                                   France                         100.00
    BFGoodrich Aerospace Services S.A.                      France                         100.00
      Rosemount Aerospace S.A.R.L.                          France                         100.00
    E.P.P.C. Polyplastic S.A.                               France                         100.00
  JcAir, B.V.                                               The Netherlands                100.00
  B.F.Goodrich Holding GmbH                                 Germany                        100.00
     B.F.Goodrich Chemical (Deutschland) GmbH               Germany                        100.00
     Rosemount Aerospace GmbH                               Germany                        100.00
B.F.Goodrich Chemical Italia, S.R.L.                        Italy                          100.00
BFGoodrich China, Inc.                                      Delaware                       100.00
The B.F.Goodrich Company of Japan, Ltd.                     Japan                          100.00
BFGoodrich de Mexico, S.A. de C.V.                          Mexico                         100.00
BFGoodrich FlightSystems, Inc.                              Ohio                           100.00
BFGoodrich Specialty Chemicals Asia-Pacific Limited         Hong Kong                      100.00
BFGoodrich Specialty Chemicals (M) SDN. BHD.                Malaysia                       100.00
Delfzijl Resin C.V.                                         The Netherlands                 99.00
First Charter Insurance Company                             Vermont                        100.00
Godfrey Engineering, Inc.                                   Florida                        100.00
Goodrich Canada Inc.                                        Canada                         100.00
Goodrich Holding Corporation                                Delaware                       100.00
Goodrich Holding UK Limited                                 England                        100.00
  BFGoodrich Aerospace UK Limited                           England                        100.00
  B.F.Goodrich Chemical (U.K.) Limited                      England                        100.00
  BFGoodrich Component Services Limited                     England                        100.00
  Rosemount Aerospace Limited                               England                        100.00
  Simmonds Precision Limited                                England                        100.00
Goodron Realty, Inc.                                        Delaware                       100.00
International BFGoodrich Technology Corporation             Delaware                       100.00
   Goodrich FSC, Inc.                                       Barbados                       100.00
JcAir, Inc.                                                 Kansas                         100.00
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                                                                      EXHIBIT 21
                                                                     Page 2 of 2

                            THE B.F.GOODRICH COMPANY

Parent And Subsidiaries Of Registrant
-------------------------------------

                                                                                        Percentage Of
                                                             Place Of                 Voting Securities
Consolidated Subsidiary Companies                          Incorporation                    Owned
---------------------------------                          -------------                    -----

JMSI Corporation                                            Delaware                    100.00
  Delfzijl Resin C.V.                                       The Netherlands               1.00
  ALA Corporation                                           Delaware                    100.00
  CMK Corporation                                           Delaware                    100.00
Kinsman Road Realty Corporation                             Ohio                        100.00
Mitech Corporation                                          Ohio                        100.00
C. H. Patrick & Co., Inc.                                   South Carolina              100.00
Rohr, Inc.                                                  Delaware                    100.00
   RE Components Inc.                                       Delaware                    100.00
   RII Services, Inc.                                       New York                    100.00
   RI Receivables, Inc.                                     Delaware                    100.00
   Rohr Aero Services, Inc.                                 Delaware                    100.00
      Rohr Aero Services, Europe                            France                      100.00
   Rohr Europe, Inc.                                        Delaware                    100.00
      Rohr Aero Services Limited                            United Kingdom              100.00
      Rohr Europe GmbH                                      Germany                     100.00
      Rohr Europe (SA)                                      France                      100.00
   Rohr Finance Corporation                                 Delaware                    100.00
   Rohr Foreign Sales Corporation                           Guam                        100.00
   Rohr, Inc.                                               Maine                       100.00
   Rohr International Sales corporation                     Delaware                    100.00
   Rohr International Service Corporation                   Delaware                    100.00
   Transportation Insurance Limited                         Bermuda                     100.00
   Rohr Industries, Inc.                                    Kentucky                    100.00
   Rohr Southern Industries, Inc.                           Delaware                    100.00
   Tolo, Incorporated                                       California                  100.00
Rosemount Aerospace Inc.                                    Delaware                    100.00
Rosemount Aerospace Canada Inc.                             Canada                      100.00
Safeway Products Inc.                                       Connecticut                 100.00
Siltown Realty, Inc.                                        Alabama                     100.00
Simmonds Precision Products, Inc.                           New York                    100.00
  Simmonds Precision Engine Systems, Inc.                   New York                    100.00
  Simmonds Precision Motion Controls, Inc.                  New Jersey                  100.00
TRAMCO, INC.                                                Washington                  100.00
TSA Holdings Inc.                                           Delaware                    100.00
   TSA-rina Holding B.V.                                    The Netherlands             100.00
BFGoodrich Capital                                  Statutory trust in Delaware         100.00
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All of the above subsidiaries are included in the 1997 consolidated financial statements.


The Registrant also owns 100.00 percent of Prosytec S.A., incorporated in France; 50.22 percent of DTM Corporation, incorporated in Texas; 50.00 percent of BFGoodrich - Messier, Inc., incorporated in Delaware; 50.00 percent of Messier - BFGoodrich S.A., incorporated in France; 50.00 percent of Rohr Aero Services - Asia Pte. Ltd., incorporated in Singapore; 50.00 percent of Telenor S.A., incorporated in France; 28.00 percent of Sino-U.S. Youli Piping Co. Ltd., incorporated in China. DTM Corporation owns 100.00 percent of DTM GmbH, incorporated in Germany. Prosytec S.A. owns 100.00 percent of Tremco Italia S.R.L., incorporated in Italy. These companies are accounted for on the equity method.